                                                                    Exhibit 10.9

                           AIRCRAFT SECURITY AGREEMENT

Date: March 10,1998                                             $350,000.00 CDN

      FOR VALUABLE CONSIDERATION, 761395 ALBERTA LTD., ("Debtor"), an Alberta Corporation, with its chief executive office at 1400-350 7th Avenue South West, Calgary Alberta, T2P 3N9, and BRONSON CONRAD, ("Co-Debtor"), residing at 1755 Birchwood Dr., Mississauga, Ontario, L5J 1TS hereby grants, assigns, transfers, mortgages and charges to TEXTRON FINANCIAL CORPORATION (CANADA), an Ontario corporation ("Secured Party"), with its chief executive office at One University Avenue, Suite 500, Toronto, Ontario, M5J 2P1, a continuing security interest in all of its rights, title and interest, whether now owned or hereafter acquired, in the aircraft as described on Schedule A hereto, and all parts, engines, equipment, interior furnishings and accessories thereto including all substitutions and replacements thereof (together, the "Aircraft"), and the proceeds thereof, in whatever form, of any sale, lease or disposition thereof or that indemnifies or compensates for any or all of such equipment that is destroyed, damaged, stolen or lost (together with the Aircraft, the "Collateral"), to secure payment and performance of all of Debtors liabilities, indebtedness and obligations, actual or contingent, now or hereafter owing, arising, due or payable from Debtor to Secured Party, whether incurred prior to, at the time of or subsequent to the execution hereof, including but not limited to, the Promissory Note between Debtor and Secured Party, dated the date hereof (the "Note") and the Commitment Letter, dated January 23, 1998, (together the "Loan Agreement") between Debtor and Secured Party, (together, the "Obligations") (the Note and Loan Agreement shall be collectively referred to herein as the "Security").

      1.    Debtor's Representations, Warranties and Covenants

1.01 Authority. The execution, delivery and performance of this Agreement and any instrument or other agreement or writing relating to this Agreement have been duly and validly authorized by Debtor and do not and will not conflict with any provision of any agreement, instrument or writing to which Debtor is a party or by which Debtor is bound, and Debtor has full power and authority to enter into this Agreement and all other instruments or other writings contemplated hereby and to consummate the transactions contemplated hereby.

1.02 Financial Information. All financial statements, net worth statements and other written information heretofore or hereafter delivered or furnished directly or indirectly by Debtor or Co-Debtor to Secured Party are and will be true and correct as of the date furnished and, as to any such financial statements, do and will fairly present the financial condition and results of Debtor's operations at the times and for the periods stated in such financial statements.

1.03 Ownership and Absence of Liens. Debtor is, or with respect to Collateral acquired after the date hereof shall be, the beneficial owner of the Collateral and there are no liens, security interests, chattel mortgages, tax liens or other encumbrances of any kind on the Collateral other than the security interest created hereby and general security interests created in favour of Debtor's banker which have been subordinated to the security interests created hereby, and Debtor shall not create or permit any such liens, securities interests, chattel mortgages, tax liens or other encumbrances of any kind on the Collateral to exist hereafter.

1.04 Place of Business; Use of Collateral. Debtors place of business is located at 1400-350 7th Avenue South West, Calgary, Alberta, T2P 3N9, and Debtor shall not change address without providing Secured Party with at least 45 days' prior written notice. Debtor shall not allow the Collateral to be removed from or flown outside Canada, the continental United States or the Caribbean without the prior written consent of Secured Party, and then only on the terms and conditions contained in such consent, which consent shall not be unreasonably withheld.

1.05 Sale or Lease; Registration. Debtor shall not sell, pledge, give away or otherwise dispose of, alienate or encumber its title to the Collateral without Secured Party's prior written consent. In addition, Debtor shall not lease the Collateral to any party. Debtor shall at all times maintain registration of the Aircraft in its name with Transport Canada Aviation ("TCA"), which registration shall appropriately reflect (if possible) Secured Party's interest in the Aircraft.

1.06 Books and Records. Debtor shall at all times keep accurate and complete records and books of account with respect to all of Debtor's business and financial activities, in accordance with sound accounting practices and generally accepted accounting principles, such records and accounts to be maintained at Debtor's business address set forth in section 1.04 (Place of Business; Use of Collateral) and Debtor agrees that Secured Party may from time to time, upon reasonable notice and during normal business hours, inspect and make copies thereof, at Debtor's expense.

1.07 Continuing Information. Debtor shall furnish to Secured Party such information relevant to the Collateral, Debtor's financial condition, and Debtor's business as Secured Party may from time to time request.

1.08 Maintenance of Collateral. Debtor shall, at its own expense, maintain and keep the Aircraft in an airworthy and good flying condition and all components thereof and equipment installed thereon in good order and repair particularly in accordance with the maintenance requirements of: (i) TCA; (ii) the manufacturer of the Aircraft as approved by TCA; and (iii) the manufacturer of any component or equipment installed on the Aircraft as approved by TCA, so as to ensure that the Aircraft is in such operation condition as may be necessary to enable the Certificate of Airworthiness for the Aircraft to be maintained as valid at all times under all applicable laws. Debtor shall, within a reasonable time, at its own cost and expense, replace in or on the Aircraft and its components and equipment any and all such parts, equipment, appliances, instruments and accessories which may be worn, used, lost, destroyed, confiscated, damaged or otherwise rendered unfit for use so that each of such items shall always be in good operating condition and shall have at least the original value and utility of the property replaced. All inspections, repairs, modifications, installments and overhaul work to be performed on the Aircraft shall be performed at Debtor's expense by personnel duly licensed to perform such work and shall be in accordance with the standards required by TCA. Debtor shall promptly notify Secured Party of any scheduled or unscheduled overhaul or servicing of engines or other major components of the Collateral which notice shall specify the nature of the work to be done, the name and address of the shop providing such services, and a reasonable estimate of the completion date of such work. Debtor shall also comply with all TCA airworthiness directives and service bulletins, on a terminating action basis.

1.09 Base Locations. The home airport and base at which the Aircraft will be located is Toronto Island Airport, Toronto, Ontairo, which home airport location will not be changed without the prior written consent of Secured Party and, in particular, the Aircraft shall not be used in or over the territorial limits of any country other than Canada, the continental United States and the Caribbean without the prior written consent of Secured Party, which consent shall not be unreasonably withheld.


1.10 Legal Purpose. Debtor shall not use or permit the Collateral to be used:
(i) contrary to any laws or regulations, including but not limited to those relating to intoxicating liquors, narcotics, drugs or similar products; or (ii) in any manner which invalidates or restricts the insurance coverage required to be carried or maintained by this Agreement.


1.11 Insurance. Debtor shall have and maintain at all times with respect to the Collateral aircraft liability insurance and all risk ground and flight insurance covering all forms of loss or damage to the Collateral in such amounts, containing such terms and in such form as is satisfactory in the sole reasonable discretion of Secured Party and shall deliver to Secured Party evidence of such insurance. All such policies of insurance shall provide that any proceeds thereof shall be payable to Secured Party and Debtor as their interests may appear. All such policies of insurance shall provide for not less than thirty days' prior notice of cancellation or change in form to Secured Party. In the event of Debtor's failure to secure and maintain insurance as herein provided, Secured Party may, at its option, secure such insurance on behalf of Debtor and Debtor hereby promises to pay to Secured Party on demand any amounts expended by Secured Party in securing such insurance as part of the Obligations, payment of which is secured by the Collateral pursuant to this Agreement. Debtor hereby agrees that Secured Party may act as Debto's attorney-in-fact in making, adjusting and settling claims under any such insurance policies covering the Collateral. Debtor shall provide a certificate from its insurance brokers to Secured Party as evidence of such insurance prior to Secured Party making any advances to Debtor in respect of the Collateral.

1.12 Liens and Encumbrances. In its discretion, Secured Party may at any time discharge taxes and other encumbrances levied or placed on the Collateral, make repairs thereto and pay any necessary filing fees with respect to the Collateral or its interest therein. Debtor agrees to reimburse Secured Party on demand for any and all expenditures so made, and until paid, the amount thereof shall be deemed to be part of the Obligations, payment of which is secured by the Collateral pursuant to this Agreement. Secured Party shall have no obligation to Debtor to make any such expenditures nor shall the making thereof cure any default by Debtor under this Agreement or any agreement or instrument, performance of the terms of which is secured hereby.

1.13 Execution and Filing. Debtor shall perform, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Secured Party may request to more completely vest in and assure to Secured Party its rights hereunder or in the Collateral including, without limitation, execution and delivery of any documents or instruments which Secured Party deems appropriate to perfect and continue the security interest hereby granted, in the Province of Ontario or any other province of Canada or other country in which Secured Party determines such action to be advisable. Debtor hereby irrevocably authorizes Secured Party, or its designee, at Debtor's expense, to file such documents or instruments with respect thereto, with or without Debtor's signature, as Secured Party may deem appropriate,and appoints Secured Party as Debtor's attorney-in-fact to execute such documents and instruments and to do each and every other act or thing which Secured Party is authorized to do or perform on behalf of Debtor by this Agreement.

1.14 Inspection. Secured Party shall have the right to inspect the Collateral or any specific part thereof at its discretion provided that any such inspection shall not unreasonably interfere with the use of the Collateral by Debtor. Debtor agrees to facilitate such inspections upon request by Secured Party.

1.15 ConsolidatIon, Merger, Sale of Assets, Etc. Neither Borrower nor Co-Borrower shall consolidate with, or merge into, any other corporation or convey, sell, transfer or lease substantially all of its assets as an entirety to any Person without the prior written consent of Lender, which shall not be withheld without reason.

2.    Default

2.01 Events of Default. Each of the following events, if not consented to in writing by Secured Party, shall constitute an "Event of Default" and material breach of this Agreement (whether any such event shall be voluntary or involuntary or come about or be effected by operation of Applicable Law) and each such Event of Default shall be deemed to exist and continue so long as, but only as long as, it shall not have been remedied:

            (i) Payments: Debtor shall fail to make a payment when due of any principal amount under the Note or shall fail to pay any interest when due, or shall fail to make a payment when due of any increased costs pursuant to this Agreement or other Obligations; or

            (ii) Insurance: Debtor shall fail to carry and maintain insurance on or with respect to the Airframe and/or the engines in accordance with the provisions of Section 1.11 (Insurance); or

            (iii) Liens: Debtor shall create, incur or assume or permit to exist any lien other than liens permitted pursuant to Section 1.03 (Ownership and Absence of Liens) on or with respect to any part of or all of the Collateral; or

            (iv) License; Registration: Debtor shall fail to maintain the registration of the Aircraft under the Aeronautics Act (the "Act") or shall fail to keep the Aircraft in possession of and entitled to a valid TCA Certificate of Airworthiness; or

            (v) Disposition of Aircraft: Debtor shall sell, assign, lease or otherwise dispose of or relinquish possession of the Aircraft; or

            (vi) Failure to Perform: Debtor shall fail to perform or observe any material covenant or agreement other than those contained in Sections 2.01 (i) to (v) above to be performed or observed by it hereunder or under the Security and such failure shall continue unremedied for a period of 30 days after notice of such failure has been given; or

            (vii) Misrepresentation: any representation or warranty made by
                  Debtor or Co-Debtor or in any document or certificate furnished by Debtor to Secured Party in connection with this Agreement or the Security shall at any time prove to have been incorrect in any material respect when made; or

            (viii) Obligations to Secured Party: Debtor, or any company of which it has voting control, shall default in the payment of any indebtedness for borrowed money (other than the Obligations) or any obligation payable in respect of any lease or mortgage owing by such party to Secured Party, or any interest or premium thereon, when such indebtedness or such obligation shall become due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such indebtedness or such obligation shall become due by scheduled maturity, by required prepayment, by acceleration, by demand, or otherwise; or

            (ix) Obligations to Third Parties: Debtor shall default in the payment of any indebtedness for borrowed money or any obligation payable in respect of any lease or mortgage owing by such party to any person (other than Secured Party), or any interest or premium thereon, when such indebtedness or such obligation shall become due (or, if permitted by the terms of the relevant document, within any applicable grace period), whether such indebtedness or such obligation shall become due by scheduled maturity, by required prepayment, by acceleration, by demand, or otherwise, and the amount of the payment then in default shall be in excess of $100,000 and such default shall continue unremedied for 30 days; or Debtor shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument (other than this Agreement or the Security) evidencing or securing or relating to any indebtedness for borrowed money or any obligation payable in respect of any lease or mortgage owing by such party when required to be performed, if as the result thereof and of any such prior failure the maturity of any such indebtedness or any payment of such obligation is accelerated or any such lease is terminated or canceled, with the aggregate for all such indebtedness or obligations being in excess of $100,000 and such default shall continue unremedied for 30 days; or

            (x) Invalidity: this Agreement or the Security shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void; or

            (xi) Suspension of Business: if Debtor shall Voluntarily suspend all or substantially all of its business operations other than: (i) suspensions of a temporary nature resulting from a strike or similar event not within the control of Debtor or Co-Debtor or from a lock-out; or (ii) for the purposes of a reorganization or amalgamation, the terms of which have been previously approved in writing by Secured Party to the extent required hereunder; or

            (xii) Voluntary Insolvency Proceedings: if Debtor or Co-Debtor files a petition or answer or consent seeking reorganization, readjustment, arrangement, composition or similar relief Under any applicable law or consents to the filing of any such petition or to the appointment of a receiver, liquidator, trustee or similar officer of itself or any part of its property or makes an assignment for the benefit of creditors or is unable, or admits in writing its inability, to pay its debts as they become due or otherwise acknowledges its insolvency or is deemed for the purposes of any applicable law to be insolvent or voluntarily suspends the transaction of its usual business or any action is taken by it in furtherance of any of the foregoing purposes; or

            (xiii) Involuntary Insolvency Proceedings: if any application is made with respect to Debtor or Co-Debtor under the Companies' Creditors Arrangement Act (Canada), the Bankruptcy and Insolvency Act (Canada), or similar legislation seeking reorganization, readjustment, arrangement, composition or similar relief for Debtor or Guarantor under any Applicable Law, or if a proceeding is instituted for the winding up, liquidation or dissolution of Debtor or Guarantor or seeking an order adjudging Debtor or Guarantor insolvent or the appointment of any receiver, liquidator, trustee or similar officer of Debtor or Guarantor or over all or any part of their property or a petition in bankruptcy is presented against Debtor or Guarantor under any bankruptcy or similar statute.

2.02 Prepayment. If an Event of Default described in Sections 2.01 (xii) or
(xiii) shall occur and be continuing, then the Termination Value shall be immediately due, without presentment, demand, protest or other notice of any kind (all of which Debtor hereby waives). "Termination Value" means the aggregate of: (a) the present-value of the remaining payments and any residual value of the Collateral, discounted at a rate equal to the lesser of: (i) the Government of Canada bond rate for a term most closely matching the remaining term, less 2%; or (ii) 3%; plus (b) all legal fees, disbursements, costs and expenses incurred by the Secured Party in connection with the enforcement of the Security and the Note.

2.03 Prepayment at Secured Party's Option. If any Event of Default, other than one described in Sections 2.01 (xii) or (xiii), shall occur and be continuing, then Secured Party may declare the Termination Value to be due. Upon such declaration in writing to Debtor, the entire Termination Value shall be due, without presentment, demand, protest or other notice of any kind (all of which Debtor hereby waives).

Section 3. Remedies

3.01 Obtaining the Collateral Upon Default. Debtor agrees that, if any Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements, including applicable notice periods, of applicable law, Secured Party, in addition to any rights now or hereafter existing under Applicable law, shall have all rights as a secured creditor under the PPSA to the extent that such are applicable and, in its sole discretion, may then elect to exercise the following rights, remedies and powers:

      (i) exercise all the rights and remedies upon default, in foreclosure and otherwise, available to mortgages or secured parties under the provisions of applicable law;

      (ii) institute legal proceedings to foreclose upon and against the lien and security interest granted by this Agreement, to recover judgment for all Obligations then due and owing and secured hereby, and to collect same out of any of or all of the Collateral or the proceeds of any sale thereof;

      (iii) without regard to the adequacy of the security for the Obligations by virtue of this Agreement or any other Collateral or to the solvency of Debtor, institute legal proceedings for the appointment of a receiver or receivers with respect to any or all of the Collateral pending foreclosure hereunder or for the sale of any or all of the Collateral under the order of a court of competent jurisdiction or under other legal process;

       (iv) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from Debtor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may peaceably enter upon Debtors or Guarantor's premises where all or any part of the Collateral is located and remove same and use in connection with such removal all services, supplies, aids and other facilities of Debtor or that Secured Party, in its opinion, considers necessary;

       (v) instruct the obligor or obligors on any agreement, instrument or other obligation relating to the Collateral to make any payment required by the terms of such instrument or agreement directly to Secured Party;

       (vi) sell, assign or otherwise liquidate, or direct Debtor to sell, assign or otherwise liquidate, the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

       (iv) take possession of the Collateral or any part thereof, by directing Debtor in writing to deliver same to the Secured Party at any place or places designated by Secured Party, in which event Debtor shall, at its own expense comply therewith, including, in the case of
             Aircraft:

       (1) forthwith fly or cause to be flown all or any part of the Aircraft to such airport or airports in Ontario so designated by Secured Party and there deliver the Aircraft to Secured Party;

       (2) store and keep all or any part of the Aircraft so delivered to Secured Party at such place or places pending further action by the Secured Party as provided in Section 3.02 (Disposition of Collateral); and

       (3) while all or any part of the Aircraft shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect same and to preserve and maintain them in the condition required by this Agreement.

3.02 Disposition of Collateral. The Collateral, or any part thereof repossessed by Secured Party pursuant to Section 3.01 (Obtaining the Collateral Upon Default), whether or not physically so repossessed by Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. The Collateral or any part thereof may be sold, leased or otherwise disposed of, in the condition in which same existed when taken by Secured Party or after any overhaul or repair which Secured Party shall determine to be commercially reasonable.

3.03 Assignment of Insurance. Debtor hereby assigns to Secured Party all of the rights of Debtor under the insurance policies maintained pursuant to Section
1.11 (Insurance), such assignment to be effective without further act of Debtor upon the occurrence of an Event of Default; provided, however, that such assignment shall not subject Secured Party to any liability for premiums or otherwise, and Debtor hereby agrees to fully indemnify Secured Party for any cost or liabilities arising pursuant to the exercise of the assignment made under this Section 3.03.

3.04 Waiver of Claims. Any sale of, or the grant of options to purchase, or any other realization upon, the Collateral or any part thereof, all in accordance with the provisions hereof, shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against Debtor and against any and all persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under Debtor.

3.05 Preservation of Collateral. Secured Party may enter into and upon and take possession of all or any part of the Collateral, with full power to borrow money or advance its own money for the maintenance and preservation of the Collateral or any part thereof, the payment of taxes, wages and other charges ranking in priority to the Obligations and operating expenses incurred (and the money so borrowed or advanced shall be repaid by Debtor on demand and until repaid shall, with interest, form a charge upon the Collateral in priority of the Obligations and shall be secured hereby) and to receive the revenues, incomes, issues and profits of the Collateral and to pay therefrom all its expenses, charges and advances in preserving the Collateral or otherwise, and all taxes, assessments and other charges against the Collateral ranking in priority to the Obligations, or payment of which may be necessary to preserve the Collateral, and to apply the remainder of the moneys so received in accordance with the provisions hereof.

3.06 Remedies Not Prejudiced by Delay. No delay or omission of Secured Party to exercise any remedy shall impair any such remedy or shall be construed to be a waiver of any Event of Default hereunder or acquiescence therein.

3.07 Remedies Cumulative; Fees and Expenses. Each and every right, power and remedy hereby specifically given to Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or the Security or now or hereafter existing at Applicable law and each and every right, power and remedy whether specifically given herein or otherwise existing may by exercised form time to time or simultaneously and as often and in such order as may be deemed expedient by Secured Party. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others; provided, however, that nothing in this Agreement or the Security shall be construed to allow Secured Party a double recovery. In the event that Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit Secured Party may recover (without duplication) reasonable expenses, including reasonable legal fees, and the amounts thereof shall be included in such judgment.

3.08 Discontinuance of Proceedings. In case Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Secured Party, then and in every such case Debtor and Secured Party shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the Security Interest created under this Agreement, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding had been instituted.

3.09 Debtor to Yield Possession. Debtor shall yield up possession of the Collateral to Secured Party upon demand whenever Secured Party shall have a right of entry under the provisions hereof and agrees to put no obstacles in the way of but to facilitate by all legal means the actions of Secured Party hereunder, and not to interfere with the carrying out of the powers hereby granted to it, and Debtor shall forthwith, execute such documents and transfers as may be necessary to place Secured Party in legal possession of the Collateral and thereupon all of its powers and functions, rights and privileges shall cease with respect to the Collateral, unless specifically continued in writing by Secured Party or unless the property shall have been restored to Debtor.

3.10 Indulgences. Secured Party may grant renewals, extensions of time and other indulgences, take and give up securities, accept settlements, grant full, partial and conditional releases and discharges, perfect or fail to perfect any securities, release any Collateral to third parties and otherwise deal or fail to deal with Debtor, debtors of Debtor, guarantors, sureties and others and with the Collateral and other securities as Secured Party may see fit, all without prejudice to any liability of Debtor to Secured Party or Secured Party's rights and remedies under this Agreement or applicable law.

3.11 Secured Party's Agent. Secured Party may appoint any agent or representative, including a receiver or receiver and manager, to exercise any of its rights hereunder.

4.02 Whenever possible each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity but the remainder of such provision or the remaining provisions of this Agreement shall remain in full force and effect.

4.03 This Agreement may be executed in one or more counterparts, each of which when so executed shall be and be deemed to be an original and such counterparts together shall constitute one and the same instrument.

4.04 This Agreement is delivered in and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

5.     Execution

       The parties hereto have duly executed this Agreement as of the date written above.

                        )            Debtor: 761395 ALBERTA LTD.
                        )
                        )
                        )
 /s/ L. ALLAN MCCAFFREY )            /S/ [Illegible]
------------------------             --------------------------------
Witness                              761395 ALBERTA LTD.
Name (Print):
L. ALLAN MCCAFFREY
                                     Co-Debtor: BRONSON CONRAD


                                     /s/BRONSON CONRAD
                                     -----------------
                                     BRONSON CONRAD

                                     Secured Party:
                                     TEXTRON FINANCIAL CORPORATION
                                     (CANADA)

                                     By:/s/JUDY SMILEY
                                        -----------------------------
                                     Name: JUDY SMILEY
                                     Title: AVP Funding

                                     By:
                                        -----------------------------
                                     Name:
                                     Title:

                                   SCHEDULE A

                             AIRCRAFT SPECIFICATIONS

AIRFRAME MAKE AND MODEL:              1977 Fairchild Merlin

MANUFACTURER'S SERIAL NUMBER:         T-274
NATIONALITY AND REGISTRATION MARKS:   C-FAMF

ENGINE MAKE AND MODEL:          Garrett TPE 331 34-304G

ENGINE SERIAL NUMBERS:          NO. 1: P03200
                                NO. 2: P03272

PROPELLER MAKE AND MODEL:       Hartzell HC B3TN-SG
PROPELLER SERIAL NUMBERS:       NO. 1:  BVA 6131
                                NO. 2:  BVA 6132

APU MAKE AND MODEL:
APU SERIAL NUMBER:

INTERIOR CONFIGURATION:         9 Seat Passenger

AVIONICS SYSTEMS:            COLLINS

Secured Party:                        Debtor: 761395 Alberta Ltd.
TEXTRON FINANCIAL CORPORATION
(CANADA)


By: /s/JUDY SMILEY                     By: /s/BRONSON CONRAD
   --------------------------            -----------------------
Name:  JUDY SMILEY                    Name:
Title: AVP Funding                    Title:

                                      Co-Debtor: Bronson Conrad
By:
   --------------------------         By: /s/BRONSON CONRAD
Name:                                    -----------------------
Title:                                Name:
                                      Title:

4.02 Whenever possible each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under any applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity but the remainder of such provision or the remaining provisions of this Agreement shall remain in full force and effect.

4.03 This Agreement may be executed in one or more counterparts, each of which when so executed shall be and be deemed to be an original and such counterparts together shall constitute one and the same instrument.

4.04 This Agreement is delivered in and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

5.    Execution

      The parties hereto have duly executed this Agreement as of the date written above.

                        )            Debtor: 761395 ALBERTA LTD.
                        )
                        )
                        )
 /s/ PETER GIDDENS      )            /s/ BRONSON CONRAD
------------------------             --------------------------------
Witness                              761395 ALBERTA LTD.
Name (Print):
PETER GIDDENS
                                     Co-Debtor: BRONSON CONRAD


                                     /s/BRONSON CONRAD
                                     --------------------------------
                                     BRONSON CONRAD

                                     Secured Party:
                                     TEXTRON FINANCIAL CORPORATION
                                     (CANADA)

                                     By:
                                        -----------------------------
                                     Name:
                                     Title:

                                     By:
                                        -----------------------------
                                     Name:
                                     Title:

                                   SCHEDULE A

                             AIRCRAFT SPECIFICATIONS



AIRFRAME MAKE AND MODEL:              1977 Fairchild Merlin

MANUFACTURER'S SERIAL NUMBER:         T-274
NATIONALITY AND REGISTRATION MARKS:   C-FAMF

ENGINE MAKE AND MODEL:          Garrett TPE 331-34-304G

ENGINE SERIAL NUMBERS:          NO. 1: P03200
                                NO. 2: P03272

PROPELLER MAKE AND MODEL:       Hartzell HCB3TN-SG
PROPELLER SERIAL NUMBERS:       NO. 1: BVA 6131
                                NO. 2: BVA 6132

APU MAKE AND MODEL:
APU SERIAL NUMBER:

INTERIOR CONFIGURATION:         9 Seat Passenger

AVIONICS SYSTEMS:            COLLINS

Secured Party:                        Debtor: 761395 Alberta Ltd.
TEXTRON FINANCIAL CORPORATION
(CANADA)


By:                                   By: /s/BRONSON CONRAD
   --------------------------            -----------------------
Name:                                 Name:  BRONSON B CONRAD
Title:                                Title: PRESIDENT

                                      Co-Debtor: Bronson Conrad
By:
   --------------------------
Name:                                 By: /s/BRONSON B CONRAD
Title:                                   -----------------------
                                      Name:  BRONSON B CONRAD
                                      Title: